UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT
                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 6, 2005

                             WYNN RESORTS, LIMITED
            (Exact name of registrant as specified in its charter)

      Nevada                   000-50028                  46-0484987
 (State or other            (Commission File)          (I.R.S. Employer
  jurisdiction of               Number                 Identification No.)
 incorporation)

                              WYNN LAS VEGAS, LLC
            (Exact name of registrant as specified in its charter)

      Nevada                 333-98369                   88-0494878
 (State or other           (Commission File          (I.R.S. Employer)
  jurisdiction of              Number)               Identification No.
  incorporation)

             3131 Las Vegas Boulevard South
                   Las Vegas, Nevada                                  89109
(Address of principal executive offices of each registrant)         (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On July 6, 2005, Wynn Resorts, Limited issued a press release announcing that its subsidiaries, Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. (together, the "Issuers"), had completed their offer to exchange up to $1.3 billion aggregate principal amount of their outstanding 6 5/8% First Mortgage Notes due 2014 for 6 5/8% First Mortgage Notes due 2014 that have been registered under the Securities Act of 1933, as amended. The press release of Wynn Resorts, Limited, dated July 6, 2005, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

     (c) Exhibits:

               Exhibit
               Number      Description
               ------      -----------

               99.1        Press release, dated July 6, 2005, of Wynn Resorts,
                           Limited.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 6, 2005

                                          Wynn Resorts, Limited


                                          By:  /s/ John Strzemp
                                               ---------------------
                                               John Strzemp
                                               Chief Financial Officer

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 6, 2005

                                        WYNN LAS VEGAS, LLC

                                        By:  Wynn Resorts Holdings, LLC, its
                                             sole member

                                        By:  Wynn Resorts, Limited, its sole
                                             member

                                        By: /s/ John Strzemp
                                            --------------------
                                            John Strzemp
                                            Chief Financial Officer